UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  August 25, 2004

                      GMACM Home Equity Loan Trust
          Home Equity Loan-Backed Variable Pay Revolving Notes,
                            Series 2004-HE1



New York (governing law of          333-110437-07     N/A
Pooling and Servicing Agreement)    (Commission       IRS EIN
(State or other                     File Number)
jurisdiction


        c/o Wells Fargo Bank Minnesota, N.A.
        9062 Old Annapolis Road                              21045
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


        Registrant's telephone number, including area code:  (410) 884-2000



        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

 On August 25, 2004 a distribution was made to holders of GMACM Home Equity
 Loan Trust, Home Equity Loan-Backed Variable
 Pay Revolving Notes Series 2004-HE1.


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits


             Exhibit Number      Description

             EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the August 25, 2004 distribution.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          GMACM Home Equity Loan Trust
              Home Equity Loan-Backed Variable Pay Revolving Notes,
                                Series 2004-HE1

              By:   Wells Fargo Bank Minnesota, N.A., as Indenture Trustee
              By:   /s/ Beth Belfield, Assistant Vice President
              By:   Beth Belfield, Assistant Vice President

              Date: 08/31/04


                                INDEX TO EXHIBITS

Exhibit Number   Description

EX-99.1 Monthly report distributed to holders of Home Equity Loan-Backed Variable Pay Revolving Notes, Series 2004-HE1, relating to the August 25, 2004 distribution.



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Home Equity Loan-Backed Term Notes, GMACM Series 2004-HE1
Payment Date   08/25/2004


Servicing Certificate                             Group 1
Beginning Pool Balance                                   1,231,220,780.34
Beginning PFA                                                        0.00
Ending Pool Balance                                      1,242,900,014.98
Ending PFA Balance                                                      -
Principal Collections                                       52,213,090.04
Principal Draws                                             26,694,829.19
Net Principal Collections                                               -
Active Loan Count                                                  32,583

Interest Collections                                         4,435,722.60

Additional Mortgage Loans - Revolving Period                38,197,495.49
Additional Mortgage Loans - Due to Funding Event                     0.00

Net WAC Rate                                                     4.27440%
Substitution Adjustment Amount                                       0.00

Excess Cash                                                  2,618,946.24

                                                         Beginning       Ending
Term Notes                                               Balance         Balance         Factor        Principal
Class A-1                                                595,000,000.00  595,000,000.00  1.0000000          0.00
Class A-2                                                380,000,000.00  380,000,000.00  1.0000000          0.00
Class A-3                                                284,311,000.00  284,311,000.00  1.0000000          0.00
Variable Pay Revolving Notes                              21,193,363.44   18,574,417.20  0.0562747  2,618,946.24
Certificates                                                          -               -          -             -

                                                                        Interest        Security
Term Notes                                               Interest       Shortfalls         %       Coupon
Class A-1                                                758,625.00         0.00         47.25%    1.530%
Class A-2                                                490,833.33         0.00         30.18%    1.550%
Class A-3                                                393,296.88         0.00         22.58%    1.660%
Variable Pay Revolving Notes                              29,847.32         0.00          1.47%    1.690%
Certificates                                                   0.00            -              -         -



Beginning Overcollateralization Amount                   (11,037,081.15)
Overcollateralization Amount Increase (Decrease)           2,618,946.24
Outstanding Overcollateralization Amount                  (8,418,134.91)
Target Overcollateralization Amount                       10,155,738.26

Credit Enhancement Draw Amount                                     0.00
Unreimbursed Prior Draws                                           0.00


                                                                                         Number     Percent
                                                         Balance                         of Loans   of Balance
Delinquent Loans (30 Days)*                              1,729,490.75                     50          0.14%
Delinquent Loans (60 Days)*                                289,661.78                     11          0.02%
Delinquent Loans (90 Days)*                                316,358.51                     10          0.03%
Delinquent Loans (120 Days)*                               118,440.79                      3          0.01%
Delinquent Loans (150 Days)*                                21,500.00                      1          0.00%
Delinquent Loans (180+ Days)*                                       -                      0          0.00%
REO                                                                 -                      0          0.00%
Bankruptcy                                                 759,679.03                     19          0.06%
Foreclosures                                               208,293.55                      3          0.02%

*Delinquency Figures Do Not include Bankruptcy,
Foreclosure, and REO.

                                                  Liquidation To-Date
Beginning Loss Amount                                    0.00
Current Month Loss Amount                                0.00
Current Month Recoveries                                 0.00
Ending Loss Amount                                       0.00            0.00%

                                                  Recovery To-Date
Beginning Recovery Amount                                0.00
Current Month Recovery Amount                            0.00
Ending Recovery Amount                                   0.00


                                                  Special Hazard                         Fraud      Bankruptcy
Beginning Amount                                         0.00                            0.00       0.00
Current Month Loss Amount                                0.00                            0.00       0.00
Ending Amount                                               -                               -          -

Extraordinary Event Losses                               0.00
Excess Loss Amounts                                      0.00



Funding Account
Beginning Funding Account Balance                               38,246,501.95
Deposit to Funding Account                                      26,518,260.85
Excess Of Draws over Principal Collections                               0.00
Payment for Additional Purchases                                38,197,495.49
Prefunding balance sent to Funding account                               0.00
Add Variable Funding Note                                                0.00
Ending Funding Account Balance as of Payment Date               26,567,267.31
Interest earned for Collection Period                                5,218.35
Interest withdrawn related to prior Collection Period                3,635.18

Cuurent Month Repurchases Units                                             0
Cuurent Month Repurchases ($)                                               -


Bullet Termination Events                                 Yes/No
1) Term Notes have been downgraded below AAA/Aaa by
S&P and Moodys, respectively                                  No

2) Trust failed to receive advance of funds from
VPRN holder or failed to issue and sell an additional VPRN    No

3) Enhancer Default has occurred and is continuing            No

4-A) For 3 consecutive months, the average amount in
the Funding Account not used to purchase additional
balances or subsequent mortgage loans is greater than
30% of the amount actually used to purchase additional
balances or subsequent transfer loans.                       No


4-B) For 6 consecutive months, the average amount in
the Funding Account not used to purchase additional
balances or subsequent mortgage loans is greater than
20% of the amount actually used to purchase additional
balances or subsequent transfer loans.                      No


Funding Event                                             Yes/No
Reserve Sub-Account balance is more than $2,000,000,
provided that theNote Balance of the VPRN has been
reduced to zero and the Overcollateralization Target
Amount has been met.                                         No









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